                                SECURITY CAPITAL
                             [PHOTO APPEARS HERE]

                          EUROPEAN REAL ESTATE SHARES
                               1999 ANNUAL REPORT

                                    [LOGO]
                               SECURITY CAPITAL

SECURITY CAPITAL
EUROPEAN REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Security Capital European Real Estate Shares ("SC-European Real Estate Shares") generated a total return of 4.1% for the year ended December 31, 1999, as compared to 2.6% for its benchmark, the Salomon Smith Barney-European Property Index. The net asset value ("NAV") per share at December 31, 1999 was $10.26 and total dividends of $0.45 per share were paid to shareholders of record for the year ended December 31, 1999.

A consistent drag in 1999 on European stock returns denominated in USD terms was the persistent strength of the U.S. Dollar versus the European currencies. The Euro basically reached parity with the U.S. Dollar at the end of the year and lost almost 1400 basis points since its inception at the beginning of the year. The Swedish Krona was down for the year almost 500 basis points and the British Pound lost almost 250 basis points. The overall impact in 1999 from currency effects on the stated returns for SC-European Real Estate Shares was over -700 basis points.

Although the performance of European real estate securities was considerably softer over the last three months, it still remained solid for the year with the benchmark up 16.5% in Euro terms. German property companies continued to enjoy their strong performance through year-end and were the best performing market in Europe. Swedish companies also had strong performance for the year. On the other end of the spectrum, Spanish property stocks had a very weak performance in 1999, after strong gains from 1996 through 1998. U.K. real estate companies had an overall mediocre year with significant declines in the fourth quarter, offsetting earlier strong performance. Consistent themes across the Fund that may have caused the poor year-end performance were rising interest rates and a general investor belief that property values had risen to cyclical peaks. Interestingly, these are the same themes that have held back pricing gains in the U.S. commercial real estate stocks. The average discount to NAV per share at year-end for the U.K. companies owned in the portfolio was about 33%, compared to 22% at the end of 1998.

The Fund's overweight in Spanish real estate companies was the most significant depressant on performance from both a relative and absolute basis in the fourth quarter. A rising interest rate environment and the strong development orientation of these companies resulted in severe price declines for companies such as Vallerhermoso SA, which was off 27% in USD terms for the quarter. A rebound in the oversold Swedish real estate companies partially offset the Spanish overweight.

--------------------------------------------------------------------------------

The gross domestic product growth forecasts for Europe for the next two years average about 2.5% annually. This should provide good demand support for continuously increasing rental and capital values for most property markets. We observe that the current historically high level of NAV discounts we measure in SC-European Real Estate Shares' holdings suggests an economic recession is likely over the next two years, as opposed to the solid growth in rental revenues and stable asset values that we are expecting. Accordingly, we believe investors will begin to look through the current assumed peak in asset values and become comfortable in 2000 with the relative attractiveness of real estate securities versus the general market.

In summary, we view current stock price levels as an attractive entry point for long-term investors. Our strategy in managing SC-European Real Estate Shares will focus on company specific research while maintaining country neutral weights. We believe the current downdraft in property share prices has compressed valuation differentials and will allow us to reorient the Fund toward the highest quality portfolios selling at significant discounts (both absolutely and relatively) to stated NAV per share. We are also emphasizing companies with large, well-conceived development pipelines that may lead to significantly faster growth in NAV over the next three years.

We appreciate your continued support.

Sincerely,


/s/ Anthony R. Manno Jr.       /s/ Kenneth D. Statz
Anthony R. Manno Jr.           Kenneth D. Statz
President                      Managing Director

FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund's performance compared to a frequently used performance benchmark is shown in the table below.

Comparative Returns versus Industry Benchmark
Average Annual Total Returns
Period Ended December 31, 1999

                                                            Since Inception
                                           One-Year        (6/30/98-12/31/99)
                                           --------        ------------------
SC-European Real Estate Shares
Class R (Retail) Shares/1/                  4.12%                4.93%
-----------------------------------------------------------------------------
SC-European Real Estate Shares
Class I (Institutional) Shares              4.12%                4.93%
-----------------------------------------------------------------------------
Salomon Smith Barney-
European Property Index/2/                  2.63%               (4.02)%
-----------------------------------------------------------------------------


Past performance is not indicative of future results. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index.
(1) The table above reflects the performance of the Fund's Class I (Institutional) Shares. These were no outstanding Class R (Retail) Shares for the period shown. The maximum expenses chargeable against Class R Shares is 1.60%, and the maximum expenses chargeable against Class I Shares is 1.45%, for the year ended December 31, 1999. (2) The Salomon Smith Barney European-Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.


Growth of a $10,000 Investment in Class I (Institutional) Shares
Period from June 30, 1998 to December 31, 1999

[GRAPH APPEARS HERE]

                                   SSB-
                       SC-       European
                    European     Index/1/
                    --------     --------
30-Jun-98           $10,000      $10,000
July 1998           $10,020      $ 9,356
August              $10,050      $ 8,933
September           $10,210      $ 9,364
October             $10,390      $ 9,102
November            $10,340      $ 9,078
December            $10,325      $ 9,160
January 1999        $10,084      $ 8,933
February            $10,175      $ 9,156
March               $10,712      $ 9,278
April               $10,954      $ 9,511
May                 $11,156      $ 9,656
June                $11,165      $ 9,718
July                $11,774      $10,198
August              $11,825      $10,195
September           $11,662      $10,026
October             $11,235      $ 9,676
November            $10,879      $ 9,528
December            $10,750      $ 9,401

Past performance is not indicative of future results. The graph above reflects the performance of the Fund's Class I (Institutional) Shares. There were no outstanding Class R (Retail) Shares for the period shown. The maximum expenses chargeable against Class R Shares is 1.60%, and the maximum expenses chargeable against Class I Shares is 1.45%, for the year ended December 31, 1999.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-DECEMBER 31, 1999
===============================================================================


      Shares                                                      Market Value
      --------------------------------------------------------------------------
                COMMON STOCKS - 90.8%
                UNITED KINGDOM - 38.7%
      133,799   Chelsfield, PLC                                   $    678,634
       80,000   Frogmore Estates, PLC                                  612,522
       50,000   Land Securities, PLC                                   560,307
       95,000   Development Securities, PLC                            403,583
      130,000   Great Portland Estates, PLC                            403,179
       60,000   British Land Company, PLC                              399,302
       63,750   Pillar Property, PLC                                   333,125
       80,000   BPT, PLC                                               306,584
       80,000   A&J Mucklow Group, PLC                                 235,188
       30,000   Capital Shopping Centres, PLC                          165,487
                                                                   ------------
                                                                     4,097,911
                FRANCE - 13.2%
        6,000   Kleipierre                                             580,233
        8,750   Accor, SA                                              422,822
        2,079   Societe Immobiliere de Location pour l'Industrie
                et le Commerce (Silic)                                 333,200
          500   Unibail                                                 63,111
                                                                   ------------
                                                                     1,399,366
                SPAIN - 11.1%
       60,000   Prima Inmobilaria, SA                                  519,793
       60,000   Vallerhermoso, SA                                      423,087
      218,500   Filo, SA/1/                                            237,714
                                                                   ------------
                                                                     1,180,594
                SWEDEN - 9.0%
       45,000   Castellum, AB                                          438,947
       26,100   Tornet Fastighets, AB                                  361,946
       43,000   Hufvudstaden, AB                                       149,078
                                                                   ------------
                                                                       949,971
                GERMANY - 5.8%
       39,363   IVDG Holding, AG                                       612,628

                IRELAND - 4.3%
       80,000   Green Property, PLC                                    455,322

                PORTUGAL - 2.9%
       23,012   Sonae Inmobilaria, SA                                  303,441

                FINLAND - 2.9%
       77,900   Sponda Pyj                                             305,258

                SWITZERLAND - 2.9%
        1,450   MAAG Holding, AG                                       305,062

                Total common stocks                                ------------
                (cost $9,751,166)/2/                               $ 9,609,553

/1/ Non income producing security.
/2/ Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows:
    Diversified Real Estate 70.8% and Real Estate Development 20.0%.

                    See notes to the financial statements.

--------------------------------------------------------------------------------

  Principal
  Amount                                                              Market Value
----------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 8.5%
  $895,534   Agreement with State Street Bank and Trust Company,
             2.000%, dated 12/31/1999, to be repurchased at
             $895,683, on 01/03/2000, collateralized by $740,000
             U.S. Treasury Bond, 12.375% maturing on 05/15/2004
             (market value $914,825)                                      895,534
                                                                      -----------
             Total investments - 99.3%
             (cost $10,646,700)                                        10,505,087

             Other assets in excess of liabilities - 0.7%                  76,491
                                                                      -----------
             Net assets - 100.0%                                      $10,581,578
                                                                      ===========

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at market value
  (cost $10,646,700)                                                      $10,505,087
  Dividends and interest receivable                                            52,575
  Deferred organization costs                                                  43,415
  Receivable from investment adviser                                           24,470
  Other assets                                                                  9,579
                                                                          -----------
  Total assets                                                             10,635,126
                                                                          -----------
LIABILITIES:
  Payable to distributor                                                        2,966
  Accrued expenses and other liabilities                                       50,582
                                                                          -----------
  Total liabilities                                                            53,548
                                                                          -----------
     Net assets                                                           $10,581,578
                                                                          -----------

NET ASSETS CONSIST OF:
  Capital stock                                                           $11,050,300
  Distributions in excess of net investment income                            (18,052)
  Accumulated undistributed net realized loss on investments
   and foreign currency transactions                                         (308,802)
  Net unrealized depreciation on investments and foreign currency            (141,868)
                                                                          -----------
  Total net assets                                                        $10,581,578
                                                                          -----------
CLASS I:
  Net assets                                                              $10,581,578
  Shares outstanding (50,000,000 shares of $0.01 par value authorized)      1,031,317
  Net asset value and redemption price per share                          $     10.26
                                                                          -----------

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income/1/                                                 $ 361,273
  Interest income                                                       25,985
                                                                     ---------
  Total investment income                                              387,258
                                                                     ---------
EXPENSES:
  Investment advisory fee                                               99,987
  Distribution expense                                                  29,408
  Administration fee                                                     2,353
  Sub-administration fee                                                82,500
  Transfer agent, custody and accounting costs                         113,193
  Federal and state registration                                        10,035
  Professional fees                                                    101,008
  Shareholders reports and notices                                      32,215
  Directors' fees and expenses                                          23,921
  Amortization of organization costs                                    12,421
  Other                                                                    874
                                                                     ---------
  Total expenses before reimbursement                                  507,915
                                                                     ---------
  Less: Reimbursement from adviser                                    (337,352)
                                                                     ---------
  Net expenses                                                         170,563
                                                                     ---------
     Net investment income                                             216,695
                                                                     ---------

REALIZED AND UNREALIZED loss ON INVESTMENTS:
  Net realized loss on investments                                     (22,621)
  Net realized loss foreign currency transactions                      (52,858)
  Change in unrealized appreciation on investments
   and foreign currency                                               (223,809)
                                                                     ---------
  Net realized and unrealized loss on investments                     (299,288)
                                                                     ---------
     Net decrease in net assets resulting from operations            $ (82,593)
                                                                     ---------

/1/  Net of foreign withholding taxes of $43,702.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                          Year ended     Period ended
                                                        Dec. 31, 1999   Dec. 31, 1998/1/
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                   $   216,695       $   24,976
  Net realized loss on investments                            (22,621)          (2,092)
  Net realized loss on foreign currency transactions          (52,858)         (12,273)
  Change in unrealized appreciation on investments
   and foreign currency transactions                         (223,809)          81,941
                                                          ----------------------------
  Net increase (decrease) in net assets
   resulting from operations                                  (82,593)          92,552

CAPITAL SHARE TRANSACTIONS:
  Proceed from shares sold                                 10,056,961        6,007,500
  Shares issued to holders in reinvestment
   of dividends                                                 1,923               22
  Cost of shares redeemed                                  (5,000,963)          (2,552)
                                                          ----------------------------
  Net increase in net assets from
   capital share transactions                               5,057,921        6,004,970

DISTRIBUTIONS TO
CLASS I SHAREHOLDERS:
  From net investment income                                 (180,976)         (15,690)
  In excess of net investment income                               --          (10,517)
  From net realized gains                                    (284,089)              --
                                                          ----------------------------
  Total distributions Class I                                (465,065)         (26,207)
   Total increase in net assets                             4,510,263        6,071,315

NET ASSETS:
  Beginning of period                                       6,071,315               --
                                                          ----------------------------
  End of period/2/                                        $10,581,578       $6,071,315
                                                          ----------------------------

/1/  Fund commenced operations on June 30, 1998.
/2/ Including distributions in excess of investment income of $18,052 and $2,239, for the year ended December 31, 1999 and the period ended December 31, 1998, respectively.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year ended        Period ended
                                                       Dec. 31, 1999    Dec. 31, 1998/1/
                                                       -------------------------------
                                                          Class I          Class I
                                                       -------------------------------
For a share outstanding for each period:
Net asset value, beginning of period                      $ 10.28         $10.00
                                                          ----------------------
Income from investment operations:
 Net investment income                                       0.20           0.04
 Net realized and unrealized gain on investments
  and foreign currency transactions                          0.23           0.28
                                                          ----------------------
 Total from investment operations                            0.43           0.32
                                                          ----------------------
Less distributions:
 Dividends from net investment income                       (0.17)         (0.02)
 Dividends in excess of net investment income                  --          (0.02)
 Dividends from net realized gains                          (0.28)         (0.02)
                                                          ----------------------
 Total distributions                                        (0.45)         (0.04)
                                                          ----------------------
Net asset value, end of period                            $ 10.26         $10.28
                                                          ----------------------

Total return                                                 4.12%         3.25%/2/
Supplemental data and ratios:
 Net assets, end of period ($000)                         $10,582         $6,071
 Ratio of expenses to average net assets/4/                  1.45%         1.45%/3/
 Ratio of net investment income to average net assets/4/     1.84%         1.32%/3/
Portfolio turnover rate                                     61.37%           --%

/1/  Fund commenced operations June 30, 1998.
/2/  Not annualized.
/3/  Annualized.

/4/ Without voluntary expense reimbursements of $337,352 for the year ended December 31, 1999, the ratio of expenses to average net assets would have been 4.32% for Class I and the ratio of net investment loss to average net assets would have been (1.03)% for Class I. Without voluntary expense reimbursements of $155,345 for the period ended December 31, 1998, the ratio of expenses to average net assets would have been 9.66% for Class I and the ratio of net investment loss to average net assets would have been (6.89)% for Class I.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Security Capital European Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on June 30, 1998. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares. The Fund consists of Class I and Class R shares, which differ in services provided to shareholders and expenses. As of December
   31, 1999, there were no Class R shares outstanding.

   Effective February 1, 2000, the Class R shares of the Fund were combined with the Class I shares of the Fund with the surviving class being known as Security Capital European Real Estate Shares.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

   b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 1999, the Fund has elected for Federal income tax purposes to defer a $298,087 current year post October capital loss and a $18,113 current year post October currency loss as though the losses were incurred on the first day of the next fiscal year.

   The Fund has made an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. During the year ended December 31, 1999, the total amount of foreign taxes that will be passed through to the shareholders and the foreign source income for information reporting purposes will be $43,702 (of the total $43,702 taxes withheld) and $404,975, respectively.

   c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

   Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

   The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

   d) Foreign Currency - The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of foreign currency. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

   e) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

   f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   g) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Fund were as follows:

   Year Ended 12/31/99:
   -----------------------------------------------------------------------------
                                                           Amount       Shares
                                                         -----------------------

   Class I Shares:
     Shares sold                                         $10,056,961    915,364
     Shares issued to holders in
       reinvestment of dividends                               1,923        187
     Shares redeemed                                      (5,000,963)  (474,932)
                                                         -----------------------
     Net increase                                        $ 5,057,921    440,619
                                                         =======================

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Period Ended 12/31/98:
------------------------------------------------------------------------------
                                                            Amount     Shares
                                                          --------------------
 Class I Shares:
   Shares sold                                            $6,007,500   590,946
   Shares issued to holders in reinvestment of dividends          22         2
   Shares redeemed                                            (2,552)     (250)
                                                          --------------------
   Net increase                                           $6,004,970   590,698
                                                          ====================

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of long term investments by the Fund for the year ended December 31, 1999, were $13,347,557 and $6,453,718 respectively.

   At December 31, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

    Appreciation                        $ 527,961
    (Depreciation)                       (680,289)
                                        ---------
    Net appreciation on investments     $(152,328)
                                        =========

   At December 31, 1999, the cost of investments for federal income tax purposes was $10,657,415.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"), an indirect, wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets. GCMG entered into an investment sub-advisory agreement with Security Capital Global Capital Management Group (Europe) S.A. ("GCMG-Europe"), an affiliate of GCMG, pursuant to which GCMG-Europe provided various portfolio management and investment advisory services to the Fund. Under the sub-advisory agreement, GCMG-Europe received a monthly management fee from GCMG equal to the annual rate of 0.08% of the Fund's average daily net asset value. Effective November 15, 1999, GCMG terminated its investment sub-advisory agreement with GCMG-Europe. Services previously provided by GCMG-Europe will be furnished solely by GCMG.

   GCMG voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets of the Class I shares, computed on a daily basis, for the years ended December 31, 1999 and 2000.

   GCMG also serves as the Fund's administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

   State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

   Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5. CONCENTRATION OF RISKS

   The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

   The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. Companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

   Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

   The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

   The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6. DISTRIBUTION AND SERVICING PLANS

   The Fund has adopted distribution plans with respect to Class I and Class R Shares pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plans"). Under the Distribution Plans, the Fund pays to Security Capital Markets Group Incorporated, an affiliate of GCMG, in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of each Class' average daily net assets.

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   The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in the respect of these services such amounts as it may determine. For the year ended December 31, 1999, the Fund has made payments totaling $31,171 as required by the adopted Distribution Plans.

7. PRINCIPAL SHAREHOLDERS

   As of December 31, 1999, SC Realty Incorporated, a wholly owned subsidiary of Security Capital, owned 99.4% of the Fund's total outstanding shares.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the board of directors and shareholders of Security Capital European Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital European Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from June 30, 1998 (date of inception) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital European Real Estate Shares as of December 31, 1999, the results of its operations for the year then ended, and the statements of changes in its net assets and the financial highlights for the year then ended and the period from June 30, 1998 (date of inception) to December 31, 1998, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
February 2, 2000

================================================================================

DIRECTORS AND OFFICERS                                INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.                                  Anthony R. Manno Jr.
Director, Chairman and President                      Director, Chairman and President

Robert H. Abrams                                      Kenneth D. Statz
Director                                              Managing Director

Stephen F. Kasbeer                                    Kevin W. Bedell
Director                                              Senior Vice President

George F. Keane                                       Matthew D. Hansen
Director                                              Securities Trader

Kenneth D. Statz                                      Bernhard Krieg
Managing Director                                     Analyst

Kevin W. Bedell                                       John H. Woo
Senior Vice President                                 Analyst

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer


INVESTMENT ADVISER

Security Capital Global Capital
Management Group Incorporated
11 South LaSalle Street
Chicago, Illinois 60603

AUDITORS                                              LEGAL COUNSEL

Arthur Andersen LLP                                   Mayer, Brown & Platt
33 West Monroe Street                                 1909 K Street, N.W.
Chicago, Illinois 60603                               Washington, D.C. 20006

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